Label	Element	Value
Prospectus [Line Items]	rr_ProspectusLineItems
Document Type	dei_DocumentType	497
Document Period End Date	dei_DocumentPeriodEndDate	Sep. 30, 2021
Entity Registrant Name	dei_EntityRegistrantName	NORTHEAST INVESTORS TRUST
Entity Central Index Key	dei_EntityCentralIndexKey	0000072760
Entity Inv Company Type	dei_EntityInvCompanyType	N-1A
Amendment Flag	dei_AmendmentFlag	false
Document Creation Date	dei_DocumentCreationDate	Mar. 04, 2022
Document Effective Date	dei_DocumentEffectiveDate	Mar. 04, 2022
Prospectus Date	rr_ProspectusDate	Feb. 01, 2022
NORTHEAST INVESTORS TRUST
Prospectus [Line Items]	rr_ProspectusLineItems
Supplement to Prospectus [Text Block]	rr_SupplementToProspectusTextBlock

Supplement dated March 4, 2022

to the

Prospectus dated February 1, 2022.

Effective immediately, the following is added to the beginning of the “Principal Risks” section of the Prospectus:

Indemnification Risk: A lawsuit filed by Robert B. Minturn, a former Trustee, chief legal officer and clerk of the Trust, against the current Trustees and a former Trustee of the Trust, seeks Trustee compensation he alleges he is owed pursuant to a contractual agreement among the Trustees. The Trustees believe they acted in accordance with the agreement and their fiduciary duties and in the best interests of the Trust and its shareholders in taking the steps that are the subject of the lawsuit. Those steps included reducing and then suspending the payments that Minturn was receiving from Trustees’ Fees (which are payable by the Trust and borne by shareholders as a component of Annual Trust Operating Expenses). The Trust is not a defendant to Minturn’s action but, as is typical for mutual funds, its Declaration of Trust provides indemnification to Trustees for losses incurred in their capacity as Trustees, subject to certain regulatory limitations. The court recently granted a partial summary judgment in favor of Minturn, which, if not overturned on appeal, would result in a significant, indemnifiable loss for the Trust.